SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  July 11, 2003
----------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                          ----------------------------
                 (State or other jurisdiction of incorporation)


000-22608                                                       59-3204891
---------------------------                                     ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)









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Item 7. Financial Statements and Other Exhibits.
        ---------------------------------------

Exhibit 99.1 Press Release on the Russell Indexes dated July 10, 2003. Two Press Releases dated July 11, 2003 on the second quarter's earnings and dividends.

Item 9. Regulation FD Disclosure.
        ------------------------

On July 10, 2003, the registrant issued a press release on being added to the Russell Indexes. On July 11, 2003, the registrant issued a press release announcing the registrant's earnings for the second quarter of fiscal year 2003 and a separate press release on the declaration of a dividend.

The full text of the press releases are attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 11, 2003

                                           FFLC Bancorp Inc.
                              By:          /s/ Stephen T. Kurtz
                                           -------------------------------------
                              Name:        Stephen T. Kurtz
                              Title:       President and Chief Executive Officer

                              By:          /s/ Paul K. Mueller
                                           -------------------------------------
                              Name:        Paul K. Mueller
                                           Executive Vice President and
                              Title:       Chief Financial Officer